UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/15/2005

SCANSOURCE INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-26926

SC	57-0965380
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

6 Logue Court, Greenville, SC 29615
(Address of Principal Executive Offices, Including Zip Code)

864-288-2432
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On April 15, 2005, ScanSource, Inc. issued a press release announcing the purchase of the shares of Europdata Connect UK Ltd. from Zetes Industries SA.

A copy of the press release is attached as Exhibit 99.1 hereto and is also available through the Company's website at www.scansource.com.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits
99.1 - Press release issued by ScanSource, Inc. on April 15, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

SCANSOURCE INC

Date: April 15, 2005.	By:	/s/ Richard P. Cleys
Richard P. Cleys
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release 4/15/05 Europdata Purchase